SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): March 17, 2015

CaerVision Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1629 Warwick Ave., Warwick, Rhode Island	02889
(Address of principal executive offices)	(Zip code)

(401) 648-0800
Registrant’s telephone number, including area code

__________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

On March 17, 2015, CaerVision Global, Inc., a Nevada corporation (the “Company”) received a Termination Notice from Vitall Inc. of the Stock Purchase Definitive Agreement (the “Agreement”) with Vitall, Inc., a Delaware corporation (“Vitall”) entered into on January 26, 2015.  The notice stated the reason for termination was failure of the Company to raise a minimum of five hundred thousand dollars within sixty (60) days of closing.

The Company believes that the Notice of Termination was premature in that the sixty day period has not passed.  The Company strongly disputes the recession and shall continue to pursue the enforcement of the contract.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;

The information set forth in Item 1.02 of this Current Report on Form 8-K that relates to the termination of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.02 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Due to the recession notice, the Company is withholding the 15,000,000 shares of its Common Stock due to the shareholders of Vitall, Inc. under the original Agreement.  If the matter is not resolved, the shares will be cancelled.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2015, Jack Zhang resigned from all offices and positions including as President and Chief Executive Officer and as a Director of the Company with immediate effect.

The Company will begin a search for a new President and Chief Executive Officer as well as a new Director.

In the interim, the Board has appointed the Company CFO, Erwin Vahlsing, Jr. as Interim-President and Chief Executive Officer.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

In light of the Termination Notice, to the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to the original Current Report on Form 8-K within 71 calendar days after the date on which that Current Report on Form 8-K was filed.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaerVision Global, Inc.

Date: March 23, 2015	By:	/s/ Erwin Vahlsing, Jr.
	Name:	Erwin Vahlsing, Jr.
	Its:	Chief Financial Officer